UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34146 (Commission File Number)	20-3594554 (IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA (Address of principal executive offices)	99201 (Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   Approval of Equity Plan

On May 13, 2020, at the Clearwater Paper Corporation (the “Company”) 2020 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved amendments (the “Equity Plan Amendment”) to the Company’s 2017 Stock Incentive Plan (the “Equity Plan”). The Equity Plan Amendment, previously approved by the Company’s Board of Directors, subject to and submitted for stockholder approval, includes:

(i)The establishment of a new share reserve for the Equity Plan, in place of the current share reserve, with 1,000,000 shares available for issuance under the Equity Plan for grants on and after May 13, 2020, plus (a) the number of shares subject to all outstanding awards under the Equity Plan and the Amended and Restated 2008 Stock Incentive Plan (the “Prior Plan”) as of such date that are later forfeited, repurchased by the Company due to failure to vest, settled in cash, cancelled, or expire, and (b) the number of shares used to satisfy tax withholding obligations related to all outstanding awards of restricted shares, restricted stock units, or performance shares under the Equity Plan and the Prior Plan as of such date. Any shares authorized for issuance under the Equity Plan that are not subject to outstanding awards as of May 13, 2020 shall be cancelled and shall no longer be available for issuance under the Equity Plan.

(ii)The elimination of the “fungible ratio” of subtracting 2.5 shares from the Equity Plan share reserve for every one share issued in connection with the grant of performance shares and restricted shares and restricted stock units.

The description of these amendments is qualified in its entirety by reference to the text of the Equity Plan Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The matters listed below were submitted to a vote of the stockholders at the Annual Meeting through the solicitation of proxies, and the proposals are described in the Company’s proxy statement filed with the SEC on April 2, 2020 (the “Proxy Statement”).  The certified results of the stockholder vote are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as Class III Directors to hold office until the 2023 Annual Meeting of Stockholders or until the respective successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Joe W. Laymon	12,375,357	831,652	38,040	1,882,378
John P. O’Donnell	12,256,135	961,105	27,809	1,882,378

Proposal 2 – Ratification of the Appointment of KPMG, LLP as Independent Registered Public Accounting Firm for 2020

The stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2020:

For	Against	Abstain
14,528,641	558,588	40,198

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulations S-K was approved, on an advisory basis, by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
12,381,843	844,020	19,186	1,882,378

Proposal 4 – Approval of Amendments to Clearwater Paper Corporation 2017 Stock Incentive Plan

The amendment to Clearwater Paper Corporation 2017 Stock Incentive Plan as disclosed in the Company’s Proxy Statement was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
12,453,853	715,612	75,584	1,882,378

Item 9.01.	Financial Statements and Exhibits

(d) Exhibit Index

Exhibit	Description

10.1	Amendment to the Clearwater Paper Corporation 2017 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2020

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

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